                                                                    Exhibit 20.1

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                            MONTHLY SERVICER'S REPORT


                                                                                   Settlement Date                    5/31/2004
                                                                                   Determination Date                 6/10/2004
                                                                                   Distribution Date                  6/15/2004

I.       All Payments on the Contracts                                                                                3,257,074.16
II.      All Liquidation Proceeds on the Contracts with
          respect to Principal                                                                                           83,166.00
III.    Repurchased Contracts                                                                                                 0.00
IV.     Investment Earnings on Collection Account                                                                             0.00
V.      Servicer Monthly Advances                                                                                        53,203.47
VI.     Distribution from the Reserve Account                                                                                 0.00
VII.    Deposits from the Pay-Ahead Account (including
          Investment Earnings)                                                                                           17,436.70
VIII.   Transfers to the Pay-Ahead Account                                                                               (7,129.07)
IX.     Less:  Investment Earnings distributions
          (a)  To Sellers with respect to the
                 Collection Account                                                                                           0.00
          (b)  To Sellers with respect to the Pay-Ahead
                 Account                                                                                                      0.00
X.     Deposit in error                                                                                                       0.00
Total available amount in Collection Account                                                                         $3,403,751.26
                                                                                                                     ===============

DISTRIBUTION AMOUNTS                                              Cost per $1000
--------------------------------------------                     ----------------

1.   (a)  Class A-1 Note Interest Distribution                                                      0.00
     (b)  Class A-1 Note Principal Distribution                                                     0.00
          Aggregate Class A-1 Note Distribution                     0.00000000                                                 0.00

2.   (a)  Class A-2 Note Interest Distribution                                                      0.00
     (b)  Class A-2 Note Principal Distribution                                                     0.00
          Aggregate Class A-2 Note Distribution                     0.00000000                                                 0.00

3.   (a)  Class A-3 Note Interest Distribution                                                      0.00
     (b)  Class A-3 Note Principal Distribution                                                     0.00
          Aggregate Class A-3 Note Distribution                     0.00000000                                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                      0.00
     (b)  Class A-4 Note Principal Distribution                                                     0.00
          Aggregate Class A-4 Note Distribution                     0.00000000                                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                      0.00
     (b)  Class A-5 Note Principal Distribution                                                     0.00
          Aggregate Class A-5 Note Distribution                     0.00000000                                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                      0.00
     (b)  Class A-6 Note Principal Distribution                                                     0.00
           Aggregate Class A-6 Note Distribution                    0.00000000                                                 0.00

7.   (a)  Class A-7 Note Interest Distribution                                                      0.00
     (b)  Class A-7 Note Principal Distribution                                                     0.00
          Aggregate Class A-7 Note Distribution                     0.00000000                                                 0.00

8.   (a)  Class A-8 Note Interest Distribution                                                      0.00
     (b)  Class A-8 Note Principal Distribution                                                     0.00
          Aggregate Class A-8 Note Distribution                     0.00000000                                                 0.00

9.   (a)  Class A-9 Note Interest Distribution                                                      0.00
     (b)  Class A-9 Note Principal Distribution                                                     0.00
          Aggregate Class A-9 Note Distribution                     0.00000000                                                 0.00

10.  (a)  Class A-10 Note Interest Distribution                                               169,158.12
     (b)  Class A-10 Note Principal Distribution                                            2,875,946.12
          Aggregate Class A-10 Note Distribution                   46.84775747                                          3,045,104.24

11.  (a)  Class B Certificate Interest Distribution                                           244,679.31
     (b)  Class B Certificate Principal Distribution                                                0.00
          Aggregate Class B Certificate Distribution                5.45000000                                            244,679.31

12.  Servicer Payment
     (a)  Servicing Fee                                                                        31,984.09
     (b)  Reimbursement of prior Monthly Advances                                              58,342.36
            Total Servicer Payment                                                                                         90,326.45

13.  Deposits to the Reserve Account                                                                                       23,641.27

Total Distribution Amount                                                                                              $3,403,751.26
                                                                                                                       =============

Reserve Account distributions:
------------------------------

        (a) Amounts to the Sellers (Chase USA) from
              Excess Collections                                                                    0.00
        (b) Amounts to the Sellers (Chase Manhattan Bank) from
              Excess Collections                                                                    0.00
        (c) Distribution from the Reserve Account to the Sellers
              (Chase USA)                                                                           0.00
        (d) Distribution from the Reserve Account to the Sellers
              (Chase Manhattan Bank)                                                                0.00
                        Total Amounts to Sellers(Chase USA &
                           Chase Manhattan Bank) =                                                                             $0.00
                                                                                                                       =============


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @       5.598%                                                        0.00
        (b) Class A-2 Notes    @       5.852%                                                        0.00
        (c) Class A-3 Notes    @       5.919%                                                        0.00
        (d) Class A-4 Notes    @       6.020%                                                        0.00
        (e) Class A-5 Notes    @       6.050%                                                        0.00
        (f) Class A-6 Notes    @       6.130%                                                        0.00
        (g) Class A-7 Notes    @       6.140%                                                        0.00
        (h) Class A-8 Notes    @       6.230%                                                        0.00
        (i) Class A-9 Notes    @       6.320%                                                        0.00
        (j) Class A-10 Notes   @       6.370%                                                  169,158.12
                  Aggregate Interest on Notes                                                                             169,158.12
        (k) Class B Certificates @     6.540%                                                                             244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                          0.00
        (b) Class A-2 Notes                                                                          0.00
        (c) Class A-3 Notes                                                                          0.00
        (d) Class A-4 Notes                                                                          0.00
        (e) Class A-5 Notes                                                                          0.00
        (f) Class A-6 Notes                                                                          0.00
        (g) Class A-7 Notes                                                                          0.00
        (h) Class A-8 Notes                                                                          0.00
        (i) Class A-9 Notes                                                                          0.00
        (j) Class A-10 Notes                                                                         0.00
        (k) Class B Certificates                                                                     0.00

3.   Total Distribution of Interest                              Cost per $1000
                                                               ------------------
        (a) Class A-1 Notes                                        0.00000000                        0.00
        (b) Class A-2 Notes                                        0.00000000                        0.00
        (c) Class A-3 Notes                                        0.00000000                        0.00
        (d) Class A-4 Notes                                        0.00000000                        0.00
        (e) Class A-5 Notes                                        0.00000000                        0.00
        (f) Class A-6 Notes                                        0.00000000                        0.00
        (g) Class A-7 Notes                                        0.00000000                        0.00
        (h) Class A-8 Notes                                        0.00000000                        0.00
        (i) Class A-9 Notes                                        0.00000000                        0.00
        (j) Class A-10 Notes                                       2.60243255                  169,158.12
                  Total Aggregate Interest on Notes                                                                       169,158.12
        (k) Class B Certificates                                   5.45000000                                             244,679.31



                 PRINCIPAL
--------------------------------------------
                                                               No. of Contracts
                                                              -----------------
1.   Amount of Stated Principal Collected                                                    1,190,698.69
2.   Amount of Principal Prepayment Collected                         127                    1,498,195.77
3.   Amount of Liquidated Contract                                     8                       187,051.66
4.   Amount of Repurchased Contract                                    0                             0.00

       Total Formula Principal Distribution Amount                                                                      2,875,946.12

5.   Principal Balance before giving effect to
        Principal Distribution                                                                    Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                        0.0000000                    0.00
        (b) Class A-2 Notes                                                                        0.0000000                    0.00
        (c) Class A-3 Notes                                                                        0.0000000                    0.00
        (d) Class A-4 Notes                                                                        0.0000000                    0.00
        (e) Class A-5 Notes                                                                        0.0000000                    0.00
        (f) Class A-6 Notes                                                                        0.0000000                    0.00
        (g) Class A-7 Notes                                                                        0.0000000                    0.00
        (h) Class A-8 Notes                                                                        0.0000000                    0.00
        (i) Class A-9 Notes                                                                        0.0000000                    0.00
        (j) Class A-10 Notes                                                                       0.4902542           31,866,520.96
        (k) Class B Certificates                                                                   1.0000000           44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                     0.00
        (b) Class A-2 Notes                                                                                                     0.00
        (c) Class A-3 Notes                                                                                                     0.00
        (d) Class A-4 Notes                                                                                                     0.00
        (e) Class A-5 Notes                                                                                                     0.00
        (f) Class A-6 Notes                                                                                                     0.00
        (g) Class A-7 Notes                                                                                                     0.00
        (h) Class A-8 Notes                                                                                                     0.00
        (i) Class A-9 Notes                                                                                                     0.00
        (j) Class A-10 Notes                                                                                                    0.00
        (k) Class B Certificates                                                                                                0.00

7.   Principal Distribution                                     Cost per $1000
                                                              ------------------
        (a) Class A-1 Notes                                       0.00000000                                                    0.00
        (b) Class A-2 Notes                                       0.00000000                                                    0.00
        (c) Class A-3 Notes                                       0.00000000                                                    0.00
        (d) Class A-4 Notes                                       0.00000000                                                    0.00
        (e) Class A-5 Notes                                       0.00000000                                                    0.00
        (f) Class A-6 Notes                                       0.00000000                                                    0.00
        (g) Class A-7 Notes                                       0.00000000                                                    0.00
        (h) Class A-8 Notes                                       0.00000000                                                    0.00
        (i) Class A-9 Notes                                       0.00000000                                                    0.00
        (j) Class A-10 Notes                                     44.24532492                                            2,875,946.12
        (k) Class B Certificates                                  0.00000000                                                    0.00

8.   Principal Balance after giving effect to
        Principal Distribution                                                                    Pool Factor
                                                                                                  -----------
        (a) Class A-1 Notes                                                                        0.0000000                    0.00
        (b) Class A-2 Notes                                                                        0.0000000                    0.00
        (c) Class A-3 Notes                                                                        0.0000000                    0.00
        (d) Class A-4 Notes                                                                        0.0000000                    0.00
        (e) Class A-5 Notes                                                                        0.0000000                    0.00
        (f) Class A-6 Notes                                                                        0.0000000                    0.00
        (g) Class A-7 Notes                                                                        0.0000000                    0.00
        (h) Class A-8 Notes                                                                        0.0000000                    0.00
        (i) Class A-9 Notes                                                                        0.0000000                    0.00
        (j) Class A-10 Notes                                                                       0.4460088           28,990,574.84
        (k) Class B Certificates                                                                   1.0000000           44,895,285.54



                 POOL DATA
--------------------------------------------                                                     Aggregate
                                                              No. of Contracts               Principal Balance
                                                              ----------------               -----------------
1.   Pool Stated Principal Balance as of     5/31/2004             3,632                       73,885,860.38

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                         46                         1,076,089.53           1.456%
              (b) 60-89 Days                                         20                           413,948.42           0.560%
              (c) 90-119 Days                                        13                           305,516.46           0.413%
              (d) 120 Days +                                         19                           531,438.70           0.719%


3.   Contracts Repossessed during the Due Period                     1                             23,435.15

4.   Current Repossession Inventory                                  4                            166,925.58

5.   Aggregate Net Losses for the preceding
        Collection Period
       (a)  Aggregate Principal Balance of
              Liquidated Receivables                                 8                            187,051.66
       (b)  Net Liquidation Proceeds on any
              Liquidated Receivables                                                               83,166.00
                                                                                               -------------
       Total Aggregate Net Losses for the preceding
          Collection Period                                                                                               103,885.66

6.   Aggregate Losses on all Liquidated Receivables
        (Year-To-Date)                                                                                                    774,233.49

7.   Aggregate Net Losses on all Liquidated Receivables
        (Life-To-Date)                                             1,423                                               22,188,701.52

8.   Weighted Average Contract Rate of all
         Outstanding Contracts                                                                                                9.137%

9.   Weighted Average Remaining Term to Maturity of all
         Outstanding Contracts                                                                                                63.500


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
             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                             2.000%
    (b)  Delinquency Percentage Trigger in effect?                                 NO

2.  (a)  Average Net Loss Ratio                                     0.034%
    (b)  Net Loss Ratio Trigger in effect?                                         NO
    (c)  Net Loss Ratio (using ending Pool Balance)                 0.153%

3.  (a)  Servicer Replacement Percentage                            0.091%
    (b)  Servicer Replacement Trigger in effect?                                   NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                                31,984.09

2.   Servicer Advances                                                                                                     53,203.47

3.   (a)  Opening Balance of the Reserve Account                                                                        8,541,634.46
     (b)  Deposits to the Reserve Account                                                    23,641.27
     (c)  Investment Earnings in the Reserve Account                                          4,286.33
     (d)  Distribution from the Reserve Account                                                   0.00
     (e)  Ending Balance of the Reserve Account                                                                         8,569,562.06

4.   Specified Reserve Account Balance                                                                                  8,973,952.86

5.    (a)  Opening Balance in the Pay-Ahead Account                                                                        89,958.43
      (b)  Deposits to the Pay-Ahead Account from
             the Collection Account                                                           7,129.07
      (c)  Investment Earnings in the Pay-Ahead Account                                           0.00
      (d)  Transfers from the Pay-Ahead Account to
             the Collection Account                                                        (17,436.70)
      (e)  Ending Balance in the Pay-Ahead Account                                                                         79,650.80


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